Exhibit 99.1

Annual Meeting of Shareholders May 5, 2020

Welcome & Introductions

The picture can't be displayed. Board of Directors Alan J. Stock – Chairman of the Board Richard L. Alloway II Kimberly S. Chaney Frank Elsner, III James P. Helt Todd L. Herring Scott L. Kelley James J. Lott Donna M. Newell J. Emmett Patterson Daniel W. Potts Thomas A. Ritter Marian B. Schultz D. Arthur Seibel, Jr. David L. Sites James E. Williams

The picture can't be displayed. Subsidiary Executive Officers • ACNB Bank James P. Helt – President & Chief Executive Officer David W. Cathell – Executive Vice President/Treasurer & Chief Financial Officer Lynda L. Glass – Executive Vice President/Secretary and Chief Risk & Governance Officer Laurie A. Laub – Executive Vice President/Chief Credit & Operations Officer Tom N. Rasmussen – Executive Vice President/Maryland Market President Douglas A. Seibel – Executive Vice President/Chief Lending & Revenue Officer Thomas R. Stone – Executive Vice President/Chief Community Banking Officer • Russell Insurance Group, Inc. Mark A. Westcott – President & Chief Executive Officer

The picture can't be displayed. Business Advisors • Bybel Rutledge LLP Partner Nicholas Bybel , Jr., Esquire • RSM US LLP Partner Patrick Mulloy

The picture can't be displayed. Meeting Agenda • Call to Order & Business Matters • President & CEO Presentation • Shareholder Questions & Answers • Voting Results from Judge of Election • Adjournment

The picture can't be displayed. Rules of Conduct and Procedures In the interest of an orderly Annual Meeting of Shareholders for ACNB Corporation, please honor the following basic Rules of Conduct and Procedures: • If you have joined the webcast meeting as a Shareholder using a proxy control number, you will be able to submit questions during the meeting using the message icon. These questions will be addressed prior to adjournment. • If you have joined the webcast meeting as a Guest, using only the meeting password, you will not have the ability to ask questions. • ACNB Corporation reserves the right to not respond to any questions not related to today’s meeting agenda or if the matter is of specific individual concern. A representative of ACNB Corporation will follow up with the requestor after the meeting. • Additional questions can also be submitted after the meeting via investor.relations@acnb.com. • Full Rules of Conduct and Procedures for the Annual Meeting are posted and accessible via the Investor Relations page at acnb.com.

The picture can't be displayed. Forward - Looking Statements During the course of this presentation, there may be projections and forward - looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward - looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward - looking statements. ACNB Corporation assumes no duty to update the forward - looking statements made in this presentation. You are encouraged to review the risk factors and other cautionary statements regarding forward - looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and any Current Reports on Form 8 - K.

Call to Order & Business Matters

President & CEO Presentation James P. Helt

• Headquartered in Gettysburg, PA • Stock Symbol : ACNB (Nasdaq) • Community Bank Subsidiary : ACNB Bank with Wealth Management • Bank Marketplace includes Southcentral Pennsylvania ( Adams, Cumberland, Franklin, Lancaster & York Counties ) and Northern Maryland (Baltimore, Carroll & Frederick Counties) • 36 locations in Pennsylvania and Maryland x 14 locations in Adams x 6 locations in York x 1 location in Cumberland x 1 location in Franklin x 1 location in Lancaster x 7 locations in Carroll x 5 locations in Frederick x 1 location in Baltimore • Insurance Agency Subsidiary : Russell Insurance Group, Inc. • 3 office locations in Maryland (Carroll, Harford & Montgomery Counties) • 1 office location in Pennsylvania (Adams County) Company Profile

2019 Performance Highlights Record Year • ACNB Corporation reported record 2019 financial results with $23.7 million in net income, an increase of 9% ov er 2018 . Market Expansion • Expanded market penetration and operations in Pennsylvania with the opening of the Lancaster Loan Office in May 2019. Inorganic Growth • Announced execution of definitive agreement to acquire Frederick County Bancorp, Inc. and its wholly - owned subsidiary, Frederick County Bank, on July 2, 2019, with closing of this transaction in Frederick, Maryland, effective January 11, 2020. • Aggregate dividends paid to ACNB Corporation shareholders totaled $6.9 million, an increase of 11% over 2018. Dividends Top 50 • Named to Central Penn Business Journal’s list of the Top 50 Fastest Growing Companies in Central Pennsylvania for the second year in a row .

2019 Record Financial Results

Statement of Condition - Assets • Total Assets of $1.7 Billion at December 31, 2019 • Year - Over - Year Growth of $72.5 Million or 4% • Earning Assets Growth – Year - Over - Year Loan Decline of $29.9 Million or 2% – Overall decline in loans outstanding was due to payoffs in a declining rate environment; however, new loan origination was up. – Year - Over - Year Growth in Investments of $21.3 Million or 11% – Year - Over - Year Growth in Interest Bearing Deposits and Cash of $76.7 Million or 369%

Statement of Condition - Funding • Total Deposits of $1.4 Billion at December 31, 2019 • Year - Over - Year Growth of $64.2 Million or 5% • Other Funding Sources – Year - Over - Year FHLB & Borrowings Decline of $17.2 Million or 21% – Year - Over - Year Stockholders’ Equity Growth of $21.4 Million or 13%, due to Retained Earnings and Fair Value Gain in Accumulated Other Comprehensive Income

Net Income At Year - End in Millions of Dollars *Non - GAAP Financial Measures Disclosure: Without the nonrecurring expenses incurred as a result of the acquisition and integrati on of New Windsor Bancorp, Inc., net of the corresponding tax impact at the marginal tax rate, in the amount of $3,010,000 and the one - time charge due to the Tax Cuts and Jobs Act in the amo unt of $1,700,000, ACNB Corporation's net income for the year ended December 31, 2017, would have been $14,498,000.

2019 Earnings • 2019 Net Income of $23.7 Million – Up 9% from 2018 • Year - Over - Year Changes – Net Interest Income Up $2.3 Million or 4% – Net Interest Margin Steady at 3.81% with Declining Trend – Provision for Loan Losses Down $1.0 Million – Other Income Up $2.2 Million or 14% – Russell Insurance Group/Commissions from Insurance Sales Up 14% – ACNB Bank Wealth Management/Income from Fiduciary, Investment Management and Brokerage Activities Up 4% – Service Charges on Deposit Accounts Up 17% – Service Charges on ATM and Debit Card Transactions Up 3% – Other Expenses Up $2.9 Million or 7% – Merger - Related Expenses of $769,000 – Contract Negotiation Expenses of $591,000 – Salaries and Employee Benefits Up 8% – Other Expense Categories Down 3% Year Net Interest Margin Return On Average Assets Earnings Per Share 2019 3.81% 1.40% $3.36 2018 3.81% 1.34% $3.09

Statement of Stockholders’ Equity • Total Stockholders’ Equity of $189.5 Million at December 31, 2019 - Up $21.4 Million or 13% since December 31, 2018 • Retained Net Income Up $16.8 Million with $23.7 Million in Net Income Minus $6.9 Million in Dividends Paid for a 29% Dividend Payout Ratio • Dividend Reinvestment and Stock Purchase Plan and Restricted Stock of $1.2 Million • Change in Other Comprehensive Income/Loss of $3.4 Million

Bank Regulatory Capital Ratios • Capital is the “C” in CAMELS Regulatory Rating System • Capital Measured by Quantitative Ratios and Regulators Can Apply Qualitative Judgments on Necessary Capital Levels • For 2019, Tier 1 Leverage Ratio Increased on Higher Income and Modest Asset Growth • For 2019, Common Tier 1 Capital and Total Risk - Based Capital Ratios Stable on Loan Mix Changes • All Capital Ratios Indicate ACNB Bank to be Well Capitalized At Year - End

Dividends Per Share YTD 4%

Frederick County Bancorp, Inc. (FCBI) Acquisition

Statement of Condition Following FCBI Acquisition This table summarizes the fair value of FCBI assets acquired and liabilities assumed and the resulting ACNB balance sheet in thousands of dollars at quarter - end March 31, 2020. FCBI Acquisition ACNB 3/31/20 Cash and cash equivalents $ 35,262 $ 129,170 Investments 22,167 273,026 Loans held for sale 4,050 4,786 Loans 329,917 1,590,187 Premises and equipment 11,682 34,506 Core deposit and other intangible assets 3,572 7,684 Goodwill 22,120 41,700 Other assets 15,471 99,006 Total Assets $ 444,241 $ 2,180,065 Non-interest bearing deposits $ 103,492 $ 433,923 Interest bearing deposits 270,566 1,377,434 Borrowings 9,450 97,827 Other liabilities 2,824 23,887 Total Liabilities $ 386,332 $ 1,933,071 Total Stockholders’ Equity 57,909 246,994 Total Liabilities and Stockholders’ Equity $ 444,241 $ 2,180,065

FCBI Acquisition Rationale • Mid to high single digit EPS accretion • Modest tangible book value dilution with a reasonable tangible earnback period • Significantly expands core markets into Frederick County, providing additional lending opportunity and a robust deposit base in a demographically - attractive banking market • Enhances ACNB’s Maryland presence, increasing ACNB’s deposit market share position to 4th in the county and 23rd in the state • Creates combined company of increased size and scale to address the needs of the current banking landscape and to take advantage of growth market opportunities with greater resource strength • Accelerates ACNB’s growth by building a larger base of low - cost core deposits and expanding the Bank’s business relationships • Continues execution of ACNB’s strategic plan for inorganic growth coupled with future organic growth potential • Provides opportunity to further ACNB’s franchise value focused on the commitment to community banking • Balances positive financial and strategic gains for ACNB

Coronavirus Disease 2019 (COVID - 19)

ACNB Corporation Response to COVID - 19 • All community banking offices were limited to drive - up services for in - person banking transactions, with lobby access available via appointment in the case of critical needs for services such as safe deposit box access. • Additional staff were allocated to assist customers over the telephone and to handle new customer enrollments in Online Banking, Mobile Banking, and Bill Pay. • Operations are being conducted in compliance with current guidelines regarding social distancing, face masks, sanitation, and personal hygiene. • Staff members are working remotely when able to do so to complete their primary responsibilities.

ACNB Corporation Response to COVID - 19 • Limits on Mobile Banking deposit transactions were raised temporarily so that customers have the ability to deposit checks in both higher dollar amounts and number. • All ACNB Bank fees for customers using an ATM, regardless of the location, are waived until further notice. • Early withdrawal penalties on CDs open greater than seven days are waived until further notice. • To assist customers in managing deposit accounts, fees for account transfers conducted via the Customer Contact Center are waived and there is potential fee relief for overdraft services until further notice. • For personal loan customers experiencing financial hardship, processes are in place to assist in loan payment deferrals or other accommodations. • For business loan customers, processes are in place to assist in loan payment deferrals or other accommodations. • For eligible business customers, the Bank is participating in any available government loan programs through the Small Business Administration or otherwise, including the Paycheck Protection Program. • For business customers, there is potential fee relief for the Bank’s deposit and lending solutions, as well as potential maintenance fee waiver for Remote Deposit Capture services until further notice. • Free pharmacy, vision and hearing benefits, as well as identity theft protection, are extended to all customers with personal checking accounts until December 31, 2020.

Commercial Loan Portfolio Concentrations The table provides information with respect to the Corporation’s commercial loans by industry at March 31, 2020, that may have suffered, or are expected to suffer, greater losses as a result of COVID - 19. As of March 31, 2020 Type of Loans Number of Loans Balance Percentage of Total Loan Portfolio Percentage of Tier 1 Capital Lessors of Commercial Real Estate 36 $ 26,538,223 1.65% 10.74% Hospitality Industry (Hotel/Bed & Breakfast) 20 35,882,974 2.23% 14.53% Food Services Industry 34 15,517,902 0.97% 6.28% Other 126 54,959,739 3.42% 22.25% 216 $132,898,838 8.27% 53.80% 1.65%

COVID - 19 Loan Modifications As of March 31, 2020 Type of Loans Number of Loans Deferral Period Balance Percentage of Tier 1 Capital Commercial Purpose 216 3 months $ 132,898,838 53.80% Consumer Purpose 71 1-3 months 1,498,218 0.61% 287 $ 134,397,056

Paycheck Protection Program (PPP) Loans As of April 30, 2020 PPP Phase # OF APPROVED APPLICATIONS $ AMOUNT OF APPROVED APPLICATIONS APPROX. FEE INCOME # OF PPP LOANS FUNDED $ AMOUNT OF FUNDED LOANS FEE INCOME 1 826 $118,854,285.00 $4,481,302.00 822 $118,499,485.00 $4,465,402.00 2 375 $26,645,118.00 $1,096,162.00 Totals 1,201 $145,499,403.00 $5,577,464.00

Our Vision To be the independent financial services provider of choice in the core markets served by building relationships and finding solutions.

Shareholder Questions & Answers

Voting Results from Judge of Election

Thank You & Meeting Adjournment